UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2024

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000
Los Angeles
California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625% Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

On February 14, 2024, the Audit Committee (the “Committee”) of the Board of Directors of Rexford Industrial Realty, Inc., a Maryland corporation (the “Company”), approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, effective immediately.

On February 14, 2024, the Committee dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective immediately. The reports of EY on the Company’s financial statements for each of the fiscal years ended December 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In the fiscal years ended December 31, 2022 and 2023 and in the subsequent interim period through February 14, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in its report on the financial statements for such years.

In the fiscal years ended December 31, 2022 and 2023 and in the subsequent interim period through February 14, 2024, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided EY with a copy of the disclosures contained in this Form 8-K and requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of EY’s letter, dated February 20, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2022 and 2023 and the subsequent interim period through February 14, 2024, neither the Company nor anyone on its behalf consulted with KPMG with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP, dated February 20, 2024.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

(1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
February 20, 2024	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer

Rexford Industrial Realty, Inc.
February 20, 2024	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer